Exhibit 10.5

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	3
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00037		22-May-2015	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	W9 11QY
WQKACC-APG NATICK CONTRACTING DIVISION BLDG 1KANSAS STREET NATICK MA01760-5011			W6QKACC-APG NATICK 110 THOMAS JOHNSON DR SUITE #240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8			X	10A. MOD. OF CONTRACT/ORDER NO. V\19113M-1O-C-0057
			X	10B. DATED (SEE ITEM 13) 14-Jul-2010

CODE L8144		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer				☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning. Copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN

REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
X			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103.B.

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: soconnel151958

See attached summary of changes for this change order.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SANDRA OCONNELL/ CONTRACT SPECIALIST /GRANTS 0
			TEL: 301 619.21!15	EMAIL: sandra.ocomell@usarmy.mil
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
26-May-2015
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057

P00037

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

P00037

A.     The purpose of this change order is to direct the Contractor to execute and accomplish the remaining activities related to resolution of the partial clinical hold imposed by the FDA under CLIN 0001. Prior to receipt and negotiation of a proposed equitable adjustment resulting from this change order, Tekmira shall not be allowed to incur costs exceeding $[***].

B.      All other terms and conditions of this contract remain the same and in full force and effect.

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000108 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000108					$0.00
	Funding for CLIN 0001 FFP FOB: Destination

				NET AMT	$0.00
	ACRN AK CIN: 000000000000000000000000000000				$1,000,000.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000108:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

W9113M-10-C-0057

P00037

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $1,690,592.00 from $68,241,395.24 to $69,931,987.24.

SUBCLIN 000108:

Funding on SUBCLIN 000108 is initiated as follows:

ACRN: AK

CIN: 000000000000000000000000000000

Acctng Data: 097201520160400000265Y0550506255	A.0011315.4.1.3.4	6100.9000021001

Increase: $1,000,000.00

Total: $1,000,000.00

Cost Code: A5XAH

SUBCLIN 000201:

AK: 097201520160400000265Y0550506255 A.0011315.4.1.3.4 6100.9000021001 A5XAH (CIN GFEBS001066272300001) was increased by $[***] from $[***] to $[***]

SUBCLIN 000202:

AJ: 097201520160400000265Y0550506255 A.0011315.4.1.3.1 6100.9000021001 A5XAH (CIN GFEBS001061876900003) was decreased by $[***] from $[***] to $[***]

(End of Summary of Changes)